SUPPLEMENT DATED OCTOBER 29, 2001 TO THE
                          PROSPECTUS DATED MAY 1, 2001
                                       FOR
             PERSPECTIVE FIXED AND VARIABLE ANNUITY(Registered) (NY)
                            JNLNY SEPARATE ACCOUNT I

The following changes apply to the prospectus listed above

The following should be added to the list of mutual fund series on the cover page:

AIM/JNL Large Cap Growth Series
AIM/JNL Small Cap Growth Series
AIM/JNL Value II Series
Lazard/JNL Mid Cap Value Series
Lazard/JNL small Cap Value Series
PIMCO/JNL Total Return Bond Series

The following should be added to the "Series Annual Expenses" table located on page 3:

AIM/JNL Large Cap Growth Series                             1.10%             .01%+            0%             1.11%
AIM/JNL Small Cap Growth Series                             1.15%             .01%+            0%             1.16%
AIM/JNL Value II Series                                     1.05%             .01%+            0%             1.06%
Lazard/JNL Mid Cap Value Series                             1.07%             .05%            0%             1.12%
Lazard/JNL Small Cap Value Series                           1.15%             .03%            0%             1.18%
PIMCO/JNL Total Return Bond Series                           .80%             .01%+           0%              .81%

On page 3 the following should be added to the section entitled "Fee Table:"

COMMUTATION FEE(1): An amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) using (a) a discount rate that is equal to the rate assumed in calculating the initial income payment and (b) a rate no more than 1% higher than (a).

The following should be to the "Examples" located on page 5:


                                                                                        Time Periods
                                                                                   1        3         5        10
                                                                                  year    years    years     years
AIM/JNL Large Cap Growth Series                                         (a)      $ 30    $  92      $156    $ 329
                                                                        (b)       100      142       186      329
AIM/JNL Small Cap Growth Series                                         (a)        30       93       158      333
                                                                        (b)       100      143       188      333
AIM/JNL Value II Series                                                 (a)        29       90       154      324
                                                                        (b)        99      140       184      324
Lazard/JNL Mid Cap Value Series                                         (a)        30       92       156      329
                                                                        (b)       100      142       186      329
Lazard/JNL Small Cap Value Series                                       (a)        31       94       159      335
                                                                        (b)       101      144       189      335
PIMCO/JNL Total Return Bond Series                                      (a)        27       83       141      300
                                                                        (b)        97      133       171      300


On page 7 the first paragraph in the section entitled "The Company" should be deleted and replaced in its entirety with the following paragraph:

Jackson National NY is a stock life insurance company organized under the laws of the state of New York in July 1995. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson National NY is admitted to conduct life insurance and annuity business in the states of Delaware, New York and Michigan. Jackson National NY is an indirect wholly-owned subsidiary of Prudential plc (London, England).

The following should be added to the list of mutual fund series under "Investment Division" on page 8:

AIM/JNL Large Cap Growth Series
AIM/JNL Small Cap Growth Series
AIM/JNL Value II Series
Lazard/JNL Mid Cap Value Series
Lazard/JNL Small Cap Value Series
PIMCO/JNL Total Return Bond Series

--------
1 This only applies to a withdrawal under income option 4 or a lump-sum payment to a beneficiary under income option 3. The proceeds received will be reduced by the commutation fee.
+ We anticipate that the 12b-1 fee will be less than .01%.

The following should be added to the table of sub-advisers on page 9:

------------------------------------------------------- -----------------------------------------------------
SUB-ADVISER                                             SERIES
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
AIM Capital Management, Inc.                            AIM/JNL Large Cap Growth Series
                                                        AIM/JNL Small Cap Growth Series
                                                        AIM/JNL Value II Series
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Lazard Asset Management                                 Lazard/JNL Mid Cap Value Series
                                                        Lazard/JNL Small Cap Value Series
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
Pacific Investment Management Company                   PIMCO/JNL Total Return Bond Series
------------------------------------------------------- -----------------------------------------------------


On page 9 the first paragraph should be deleted in its entirety and the following paragraph should be added:

The investment objectives and policies of certain of the Series are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Series may be higher or lower than the result of such mutual funds. We cannot guarantee and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers. The Series described are available only through variable annuity contracts issued by JNL. They are NOT offered or made available to the general public directly.

On page 10 the following paragraph should be added to the section entitled "Contract Charges":

COMMUTATION FEE. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the periods for which payments are guaranteed to be made under income option 3 your beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:
     o (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and
     o (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).


Page 11 of the prospectus should be deleted in their entirety and replaced with the following paragraphs:

o premiums which are not subject to a withdrawal charge (premiums in your annuity for seven years or longer and not previously withdrawn),

o    earnings, and

o for the first withdrawal of premium of the year, 10% of premium paid that is still subject to a withdrawal charge (not yet withdrawn), less earnings ("free withdrawal").

The contract enhancement will not be recaptured by Jackson National NY if you make a "free withdrawal."

Withdrawals in excess of that will be charged a withdrawal charge starting at 7% in the first year and declining 1% a year to 0% after 7 years. The withdrawal charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National NY treats withdrawals as coming from the oldest premium payment first. If you make a full withdrawal, the withdrawal charge is based on premiums remaining in the contract. If you make a full withdrawal you will not receive the benefit of the Free Withdrawal and the entire amount withdrawn will be subject to a Withdrawal Charge. If you withdraw only part of the value of your contract, we deduct the withdrawal charge from the remaining value in your contract.

NOTE: Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson National NY does not assess the withdrawal charge on any payments paid out as (1) income payments, (2) death benefits, or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code.

Jackson National NY may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National NY and a prospective purchaser. Jackson National NY may not deduct a withdrawal charge under a contract issued to an officer, director, agent or employee of Jackson National NY or any of its affiliates.

CONTRACT ENHANCEMENT CHARGE. During the first seven contract years, Jackson National NY deducts a contract enhancement charge which is equal, on an annual basis, to 0.425% of the daily net asset value of the contracts invested in an investment division. This charge will also be assessed against any amounts you have allocated to the guaranteed accounts, resulting in a credited interest rate of 0.425% less than the annual credited interest rate that would apply to the guaranteed account if the contract enhancement had not been elected (however, the interest rate net of the Contract Enhancement Charge will never go below 3%). This charge is only applied if the contract enhancement option is elected. See Contract Enhancements on pages 14-15.

RECAPTURE CHARGE. Jackson National NY will take back (recapture) the contract enhancement whenever a withdrawal of the corresponding premium is made (except if it is a free withdrawal), in the event of payments under an income option, or if you return the contract during the free-look period, in accordance with the following schedule:

Pages 15 of the prospectus should be deleted in their entirety and replaced with the following paragraphs:

Your contract value will reflect any gains or losses attributable to a contract enhancement described above. Contract enhancements, and any gains or losses attributable to a contract enhancement, distributed under your contract will be considered earnings under the contract for tax purposes.

Asset-based charges are deducted from the total value of the Separate Account. In addition, for the guaranteed accounts, the contract enhancement charge lowers the credited rate that would apply if the contract enhancement had not been elected. Therefore, your contract incurs charges on the entire amounts included in your contract, which includes premium payments made to the contract in the first seven years, the contract enhancement and the earnings, if any, on such amounts for the first seven contract years. As a result, the aggregate charges assessed will be higher than those that would be charged if the contract did not include the enhancement. Accordingly, it is possible that upon surrender, particularly in a declining market, you will receive less money back than you would have if you had not elected the contract enhancement. Jackson National NY will recapture all or part of any contract enhancements if you make withdrawals in the first seven years. We expect to profit from certain charges assessed under the contract, including the withdrawal charge, the mortality and expense risk charge and the contract enhancement charge.

If you elect the contract enhancement and then make more than relatively small premium payments during contract years two through seven, you would likely have lower account values than if you had not elected the contract enhancement. If you make premium payments only in the first contract year, and do not make a withdrawal during the first seven years, however, it takes only a 1% or better rate of return for you to be better off having elected the contract enhancement. Thus, the contract enhancement is suitable only for those who expect to hold their contracts for at least seven years and who make substantially all of their premium payments in the first contract year or after the seventh contract year.

                                    TRANSFERS

You can transfer money among the Allocation Options during the accumulation phase, subject to certain terms and conditions. During the income phase, you can transfer money between investment divisions.

You can make 15 transfers every year during the accumulation phase without charge. The minimum amount that you can transfer is $100 (unless the transfer is made under a pre-authorized automatic transfer program). If the remaining value in a guaranteed account or investment division would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

TELEPHONE TRANSACTIONS. You may make transfers by telephone, unless you elect not to have this privilege. When authorizing a transfer, you must complete your telephone call by the close of Jackson National NY's business day (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an investment division.

Jackson National NY has procedures, which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National NY and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National NY fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National NY reserves the right to modify or discontinue, at any time and without notice, the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

                              ACCESS TO YOUR MONEY

You can have access to the money in your contract:

o    by making either a partial or complete withdrawal, or

o    by electing to receive income payments.

Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive:

     1.  the value of the contract on the day you made the withdrawal;

     2.  less any premium tax;

On page 17 in the section entitled "Income Options", the paragraphs headed Option 3 and Option 4 should be deleted and replaced in their entirety with the following paragraphs:

          OPTION 3 - Life Annuity With 120 or 240 Monthly fixed periods. This income option provides monthly payments for the annuitant's life, but with payments continuing to the beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

          OPTION 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.


On page 18 the paragraph before the section entitled "Death of Owner On or After the Income Date" should be deleted and replaced in its entirety with the following paragraph:

From the time of death of the Owner until the death benefit amount is determined, any amount allocated to an investment division will be subject to investment risk. The investment risk is borne by the Beneficiary(ies).

The death benefit can be paid under one of the following death benefit options:

o    single lump sum payment; or

o    payment of entire death benefit within 5 years of the date of death; or

o payment of the death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy.

Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National NY receives proof of death and payments must begin within one year of the date of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National NY will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.


On page 18 under the section entitled "Death Benefit," the following paragraphs should be added:

SPECIAL SPOUSAL CONTINUATION OPTION. If your spouse is the beneficiary and elects to continue the Contract in his or her own name after your death, no death benefit will be paid at that time. Instead, we will contribute to the Contract a Continuation Adjustment, which is the amount by which the death benefit that would have been payable exceeds the contract value. We calculate this amount using the contract value and death benefit as of the date we receive completed forms and due proof of death from the beneficiary of record and the spousal beneficiary's written request to continue the Contract (the "Continuation Date"). We will add this amount to the Contract based on the allocation instructions at the time of your death, subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name, the new contract value will be considered the initial premium for purposes of determining any future death benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract.

If your spouse elects to continue the Contract, your spouse, as new owner, cannot terminate any optional benefit you elected. The Contract and its optional benefits remain the same. Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.

On page 19, the  second  paragraph  under the  section  entitled  "Non-Qualified
Contracts - Withdrawals and Income Payments" should be deleted and replaced in its entirety with the following paragraph:

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified contract. This penalty tax will not apply to any amounts: (1) paid on or after the taxpayer reaches age 591/2; (2) paid to a beneficiary after you die; (3) paid if the recipient becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually

(or more frequently) for life or a period not exceeding life expectancy of the recipient or of the recipient and a beneficiary; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.


On page 19, the paragraph under the section entitled "Withdrawals-Tax-Sheltered Annuities" should be deleted and replaced in its entirety with the following paragraph:

The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 591/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

On page 19, the paragraph under the section entitled "Withdrawals-Roth IRAs" should be deleted and replaced in its entirety with the following paragraph:

Subject  to certain  limitations,  individuals  may also  purchase a new type of non-deductible IRA annuities, known as Roth IRA annuities. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuities for at least five years and, in addition, that the distribution is made either after the individual reaches age 591/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

On page 20 the following paragraphs should be added under the Section entitled "Other Information":

DOLLAR COST AVERAGING. You can arrange to automatically have a regular amount of money periodically transferred into the investment divisions from the guaranteed fixed accounts or any of the other investment divisions. This theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase. The more volatile investment divisions may not result in lower average costs and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.


EARNINGS SWEEP(SM). You can choose to move your earnings from the source accounts (only applicable from the 1-year Fixed Account Option and the Money Market sub-account).

(To be used with NV3174CE 05/01.)

                                 PERSPECTIVE(R)
                           FIXED AND VARIABLE ANNUITY
                                    Issued by
             Jackson National Life Insurance Company of New York and
                            JNLNY Separate Account I


o Individual and group, flexible premium deferred annuity

o 4 guaranteed fixed accounts that each offer a minimum interest rate that is guaranteed by Jackson National Life Insurance Company of New York (Jackson National NY) (the "guaranteed fixed accounts")

o Investment divisions which purchase shares of the following series of mutual funds:

           JNL Series Trust
                JNL/Alger Growth Series
                JNL Alliance Growth Series
                JNL Eagle Core Equity Series
                JNL/Eagle SmallCap Equity Series
                JNL/Janus Aggressive Growth Series
                JNL/Janus Balanced Series
                JNL/Janus Capital Growth Series
                JNL/Oppenheimer Global Growth Series
                JNL/Oppenheimer Growth Series
                JNL/Putnam Growth Series
                JNL/Putnam International Equity Series
                JNL/Putnam Midcap Growth Series
                JNL/Putnam Value Equity Series
                JNL/S&P Conservative Growth Series I
                JNL/S&P Moderate Growth Series I
                JNL/S&P Aggressive Growth Series I
                JNL/S&P Very Aggressive Growth Series I
                JNL/S&P Equity Growth Series I
                JNL/S&P Equity Aggressive Growth Series I
                PPM America/JNL Balanced Series
                PPM America/JNL High Yield Bond Series
                PPM America/JNL Money Market Series
                Salomon Brothers/JNL Global Bond Series
                Salomon Brothers/JNL U.S. Government & Quality Bond Series
                T. Rowe Price/JNL Established Growth Series
                T. Rowe Price/JNL Mid-Cap Growth Series
                T. Rowe Price/JNL Value Series


Please read this prospectus before you purchase a Perspective Fixed and Variable Annuity. It contains important information about the contract that you ought to know before investing. You should keep this prospectus on file for future reference.

To learn more about the Perspective Fixed and Variable Annuity contract, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2001, by calling Jackson National NY at (800) 599-5651 or by writing Jackson
National NY at: Annuity Service Center, P.O. Box 0809, Denver, Colorado 80263-0809. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

The SEC has not approved or disapproved the Perspective Fixed and Variable Annuity or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise.

              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
                                   May 1, 2001

"JNL(R)", "Jackson National(R)" and "Jackson National Life(R)" are trademarks of Jackson National Life Insurance Company.

                                TABLE OF CONTENTS


Key Facts.............................................................1

Fee Table.............................................................3

The Annuity Contract..................................................7

The Company...........................................................7

The Guaranteed Fixed Accounts.........................................8

The Separate Account..................................................8

Investment Divisions..................................................8

Contract Charges.....................................................10

Purchases............................................................13

Allocations of Premium...............................................14

Transfers............................................................15

Access to Your Money.................................................16

Income Payments (The Income Phase)...................................17

Death Benefit........................................................18

Taxes................................................................19

Other Information....................................................21

Table of Contents of the Statement of Additional Information.........23

Appendix A..........................................................A-1

                                    KEY FACTS

--------------------------------------------------------------------------------
Annuity Service Center:                 1 (800) 599-5651

        Mail Address:                   P.O. Box 0809, Denver, Colorado
                                        80263-0809

        Delivery Address:               8055 East Tufts Avenue, Second Floor,
                                        Denver, Colorado 80237
Institutional Marketing
   Group Service Center:                1 (800) 777-7779

        Mail Address:                   P.O. Box 30386, Lansing, Michigan
                                        48909-9692

        Delivery Address:               1 Corporate Way, Lansing, Michigan 48951
                                        Attn: IMG

Home Office:                            2900 Westchester Avenue, Purchase,
                                        New York 10577
--------------------------------------------------------------------------------
The Annuity Contract                    The fixed and variable annuity contract
                                        offered by Jackson National NY provides
                                        a means for allocating on a tax-deferred
                                        basis to the guaranteed fixed accounts
                                        of Jackson National NY and the
                                        investment divisions (the "Allocation
                                        Options"). The contract is intended
                                        for retirement savings or other
                                        long-term investment purposes and
                                        provides for a death benefit and income
                                        options.
--------------------------------------------------------------------------------
Allocation Options                      You can put money into any of the
                                        Allocation Options but you may not put
                                        your money in more than eighteen of the
                                        investment options plus the guaranteed
                                        accounts during the life of your
                                        contract.
--------------------------------------------------------------------------------
Expenses                                The contract has insurance features and
                                        investment features, and there are
                                        costs related to each.

                                        Jackson National NY makes a deduction
                                        for its insurance charges that is equal
                                        to 1.40% of the daily value of the
                                        contracts invested in the investment
                                        divisions. This charge does not apply
                                        to the guaranteed fixed accounts. During the accumulation phase, Jackson
                                        National NY deducts a $30 annual
                                        contract maintenance charge from your
                                        contract.

                                        During the first seven contract years,
                                        Jackson National NY deducts a contract
                                        enhancement charge equal to 0.425% of
                                        the daily value of the contracts
                                        invested in the investment divisions.
                                        This charge will also be assessed
                                        against the guaranteed accounts
                                        (resulting in a credited interest rate
                                        of 0.425% less than the annual
                                        credited interest rate that would apply
                                        if the contract enhancement had not been
                                        elected). The contract enhancement is
                                        subject to the recapture charge under
                                        certain circumstances. The contract
                                        enhancement charge will only be applied
                                        if the contract enhancement option
                                        is elected.
--------------------------------------------------------------------------------
Expenses (cont'd) If you take your money out of the contract, Jackson National NY may assess a withdrawal charge. The withdrawal charge starts at 7% in the first year and declines 1% a year to 0% after 7 years.

                                        There are also investment charges which
                                        range, on an annual basis, from .20% to
                                        1.22% of the average daily value of the
                                        Series, depending on the Series.

--------------------------------------------------------------------------------
Purchases                               Under most circumstances, you can buy a
                                        contract for $5,000 or more ($2,000 or
                                        more for a qualified plan contract).
                                        You can add $500 ($50 under the
                                        automatic payment plan) or more at
                                        any time during the accumulation phase.

--------------------------------------------------------------------------------
Contract Enhancements                   If the contract enhancement is elected,
                                        each time you make a premium payment
                                        during the first contract year,
                                        Jackson National NY will add an
                                        additional amount to your contract
                                        (contract enhancement) equal to 3% of
                                        your premium. Jackson National NY may
                                        take back the contract enhancements
                                        under certain circumstances according
                                        to the recapture charge.
--------------------------------------------------------------------------------
Access to Your Money                    You can take money out of your contract
                                        during the accumulation phase.
                                        Withdrawals may be subject to a
                                        withdrawal charge. You may also have to
                                        pay income tax and a tax
                                        penalty on any money you take out.
--------------------------------------------------------------------------------
Income Payments                         You may choose to receive regular income
                                        from your annuity. During the income
                                        phase, you have the same allocation
                                        choices you had during the accumulation
                                        phase.
--------------------------------------------------------------------------------
Death Benefit                           If you die before moving to the income
                                        phase, the person you have chosen
                                        as your beneficiary will receive a death
                                        benefit.
--------------------------------------------------------------------------------
Free Look                               You may return your contract to the
                                        selling agent or to Jackson National NY
                                        within twenty days after receiving it.
                                        Jackson National NY will return the
                                        contract value in the investment
                                        divisions plus any fees and expenses
                                        deducted from the premium allocated to
                                        the investment divisions plus the full
                                        amount of premium you allocated to the
                                        guaranteed accounts, less any contract
                                        enhancements applied to your contract.
                                        We will determine the contract value in
                                        the investment portfolios as of the
                                        date you mail the contract to us or the
                                        date you return it to the selling agent.
                                        Jackson National NY will return premium
                                        payments where required by law.
--------------------------------------------------------------------------------
Taxes                                   Under the Internal Revenue Code you
                                        generally will not be taxed on the
                                        earnings on the money held in your
                                        contract until you take money out (this
                                        is referred to as tax-deferral). There
                                        are different rules as to how you will
                                        be taxed depending on how you take
                                        the money out and whether your contract
                                        is non-qualified or purchased as part
                                        of a qualified plan.
--------------------------------------------------------------------------------

                                    FEE TABLE

Owner Transaction Expenses1

Withdrawal Charge (as a percentage of premium payments):

 Contribution Year of Premium Payment 1   2   3   4   5   6   7     Thereafter
 Charge                               7%  6%  5%  4%  3%  2%  1%         0%

Transfer Fee:
 $25 for each transfer in excess of 15 in a contract year

Contract Maintenance Charge:
 $30 per contract per year

Separate Account I Annual Expenses (as a percentage of average account value)
         Mortality and Expense Risk Charges                      1.25%
         Administration Charge                                    .15%
                                                                ---------
         Total Separate Account Annual Expenses                  1.40%

Contract Enhancement Charge (as a percentage of amounts in the investment divisions and guaranteed accounts if the contract enhancement option is elected.)

         0.425% during first seven contract years

 Series Annual Expenses
(as a percentage of the series average net assets)


                                                         Management
                                                             and          Estimated                       Total Series
                                                       Administrative    Distribution        Other           Annual
                                                             Fee        (12b-1) Fees*      Expenses         Expenses
------------------------------------------------------ ---------------- --------------- ---------------- ---------------
JNL/Alger Growth Series                                     1.07%             .02%            0%             1.09%
JNL/Alliance Growth Series                                   .87%             .02%            0%              .89%
JNL/Eagle Core Equity Series                                 .97%             .04%            0%             1.01%
JNL/Eagle SmallCap Equity Series                            1.05%             .02%            0%             1.07%
JNL/Janus Aggressive Growth Series                           .98%             .01%            0%              .99%
JNL/Janus Balanced Series                                   1.05%             .03%            0%             1.08%
JNL/Janus Capital Growth Series                              .99%             .01%            0%             1.00%
JNL/Janus Global Equities Series**                          1.03%             .02%            0%             1.05%
JNL/Oppenheimer Global Growth Series                        1.05%             .01%            0%             1.06%
JNL/Oppenheimer Growth Series                               1.00%             .01%            0%             1.01%
JNL/Putnam Growth Series                                     .94%             .01%            0%              .95%
JNL/Putnam International Equity Series                      1.17%             .05%            0%             1.22%
JNL/Putnam Midcap Growth Series                             1.05%             .08%            0%             1.13%
JNL/Putnam Value Equity Series                               .96%             .02%            0%              .98%
JNL/S&P Conservative Growth Series I***                      .20%               0%            0%              .20%
JNL/S&P Moderate Growth Series I***                          .20%               0%            0%              .20%
JNL/S&P Aggressive Growth Series I***                        .20%               0%            0%              .20%
JNL/S&P Very Aggressive Growth Series I***                   .20%               0%            0%              .20%
JNL/S&P Equity Growth Series I***                            .20%               0%            0%              .20%
JNL/S&P Equity Aggressive Growth Series I***                 .20%               0%            0%              .20%
PPM America/JNL Balanced Series                              .82%             .01%            0%              .83%
PPM America/JNL High Yield Bond Series                       .82%             .01%+           0%              .83%
PPM America/JNL Money Market Series                          .70%               0%            0%              .70%
Salomon Brothers/JNL Global Bond Series                      .95%             .01%+           0%              .96%
Salomon Brothers/JNL U.S. Government & Quality Bond
     Series                                                  .80%             .01%+           0%              .81%
T. Rowe Price/JNL Established Growth Series                  .92%             .02%            0%              .94%
T. Rowe Price/JNL Mid-Cap Growth Series                     1.02%             .01%+           0%             1.03%
T. Rowe Price/JNL Value Series                              1.00%             .12%            0%             1.12%
------------------------------------------------------ ---------------- --------------- ---------------- ---------------

Certain Series pay Jackson National Asset Management, LLC, the adviser, an Administrative Fee of .10% for certain services provided to the JNL Series Trust by Jackson National Asset Management, LLC. The JNL/Oppenheimer Global Growth Series pays an Administrative Fee of .15%. The JNL/S&P Series do not pay an Administrative Fee. The Total Series Annual Expenses reflect the inclusion of the Administrative Fee.

+ The Adviser anticipates that the 12b-1 fee will be less than .01%.

* The Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Series. The 12b-1 fee is only paid to the extent that the commission is recaptured. The distribution fee noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

** The JNL/Janus Global Equities Series (the "Series") is not available as an investment option. However, the Series is only available as an underlying series of the JNL/S&P Conservative Growth Series I, the JNL/S&P Moderate Growth Series I, the JNL/S&P Aggressive Growth Series I, the JNL/S&P Very Aggressive Growth Series I, the JNL/S&P Equity Growth Series I and the JNL/S&P Equity Aggressive Growth Series I. The JNL/Janus Global Equities Series total annual expenses were 1.05%.

*** Underlying Series Expenses. The expenses shown above are the annual operating expenses for the JNL/S&P Series. Because the JNL/S&P Series invest in other Series of the JNL Series Trust, the JNL/S&P Series will indirectly bear their pro rata share of fees and expenses of the underlying Series in addition to the expenses shown.

The total annual operating expenses for each JNL/S&P Series (including both the annual operating expenses for the JNL/S&P Series and the annual operating expenses for the underlying Series) could range from .90% to 1.42%. The table below shows estimated total annual operating expenses for each of the JNL/S&P Series based on the pro rata share of expenses that the JNL/S&P Series would bear if they invested in a hypothetical mix of underlying Series. The adviser believes the expenses shown below to be a likely approximation of the expenses the JNL/S&P Series will incur based on the actual mix of underlying Series. The expenses shown below include both the annual operating expenses for the JNL/S&P Series and the annual operating expenses for the underlying Series. The actual expenses of each JNL/S&P Series will be based on the actual mix of underlying Series in which it invests. The actual expenses may be greater or less than those shown.

JNL/S&P Conservative Growth Series I................................  0.910%
JNL/S&P Moderate Growth Series I....................................  0.940%
JNL/S&P Aggressive Growth Series I..................................  0.970%
JNL/S&P Very Aggressive Growth Series I.............................  0.967%
JNL/S&P Equity Growth Series I......................................  0.971%
JNL/S&P Equity Aggressive Growth Series I...........................  0.980%


Examples. You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (the examples include the contract enhancement charge):
          (a) if you do not surrender your contract;
          (b) if you surrender your contract at the end of each time period.


                                                                                        Time Periods
-------------------------------------------------------------------------------- ------- --------- -------- ---------
                                                                                   1        3         5        10
                                                                                  year    years    years     years
-------------------------------------------------------------------------------- ------- --------- -------- ---------

JNL/Alger Growth Division                                               (a)         $30       $91     $155      $327
                                                                        (b)         100       141      185       327
JNL/Alliance Growth Division                                            (a)          28        85      145       308
                                                                        (b)          98       135      175       308
JNL/Eagle Core Equity Division                                          (a)          29        89      151       319
                                                                        (b)          99       139      181       319
JNL/Eagle SmallCap Equity Division                                      (a)          30        91      154       325
                                                                        (b)         100       141      184       325
JNL/Janus Aggressive Growth Division                                    (a)          29        88      150       317
                                                                        (b)          99       138      180       317
JNL/Janus Balanced Division                                             (a)          30        91      155       326
                                                                        (b)         100       141      185       326
JNL/Janus Capital Growth Division                                       (a)          29        88      151       318
                                                                        (b)          99       138      181       318
JNL/Janus Global Equities Series*                                       (a)          29        90      153       323
                                                                        (b)          99       140      183       323
JNL/Oppenheimer Global Growth Series                                    (a)          29        90      154       324
                                                                        (b)          99       140      184       324
JNL/Oppenheimer Growth Series                                           (a)          29        89      151       319
                                                                        (b)          99       139      181       319
JNL/Putnam Growth Division                                              (a)          28        87      148       313
                                                                        (b)          98       137      178       313
JNL/Putnam International Equity Division                                (a)          31        85      161       339
                                                                        (b)         101       145      191       339
JNL/Putnam Midcap Growth Division                                       (a)          30        92      157       330
                                                                        (b)         100       142      187       330
JNL/Putnam Value Equity Division                                        (a)          29        88      150       316
                                                                        (b)          99       138      180       316
JNL/S&P Conservative Growth Division I                                  (a)          21        64      111       238
                                                                        (b)          91       114      141       238
JNL/S&P Moderate Growth Division I                                      (a)          21        64      111       238
                                                                        (b)          91       114      141       238
JNL/S&P Aggressive Growth Division I                                    (a)          21        64      111       238
                                                                        (b)          91       114      141       238
JNL/S&P Very Aggressive Growth Division I                               (a)          21        64      111       238
                                                                        (b)          91       114      141       238
JNL/S&P Equity Growth Division I                                        (a)          21        64      111       238
                                                                        (b)          91       114      141       238
JNL/S&P Equity Aggressive Growth Division I                             (a)          21        64      111       238
                                                                        (b)          91       114      141       238
PPM America/JNL Balanced Division                                       (a)          27        83      142       302
                                                                        (b)          97       133      172       302
PPM America/JNL High Yield Bond Division                                (a)          27        83      142       302
                                                                        (b)          97       133      172       302
PPM America/JNL Money Market Division                                   (a)          26        79      136       289
                                                                        (b)          96       129      166       289
Salomon Brothers/JNL Global Bond Division                               (a)          28        87      149       314
                                                                        (b)          98       137      179       314
Salomon Brothers/JNL U.S. Government & Quality Bond Division            (a)          27        83      141       300
                                                                        (b)          97       133      171       300
T. Rowe Price/JNL Established Growth Division                           (a)          28        87      148       312
                                                                        (b)          98       137      178       312
T. Rowe Price/JNL Mid-Cap Growth Division                               (a)          29        89      152       321
                                                                        (b)          99       139      182       321
T. Rowe Price/JNL Value Division                                        (a)          30        92      156       329
                                                                        (b)         100       142      186       329

Explanation of Fee Table and Examples. The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fee Table reflects the expenses of the separate account and the Series. Premium taxes may also apply.

The Examples reflect the contract maintenance charge which is determined by dividing the total amount of such charges expected to be collected during the year by the total estimated average net assets of the investment divisions.

The Examples reflect the contract enhancement charge during the first seven contract years.

The Examples do not represent past or future expenses. The actual expenses that you incur may be greater or less than those shown.

Financial Statements. An accumulation unit value history is contained in Appendix A.

You can find the following financial statements in the SAI:

o the financial statements of the Separate Account for the year ended December 31, 2000; o the financial statements of Jackson National NY for the year ended December 31, 2000.

The Separate Account's financial statements for the year ended December 31, 2000, and the financial statements of Jackson National NY for the year ended December 31, 2000, have been audited by KPMG LLP, independent accountants.


                              THE ANNUITY CONTRACT

The fixed and variable annuity contract offered by Jackson National NY is a contract between you, the owner, and Jackson National NY, an insurance company. The contract provides a means for allocating on a tax-deferred basis to guaranteed fixed accounts and investment divisions. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: (1) the accumulation phase, and (2) the income phase. Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis. Income payments under either a non-qualified contract or a tax-qualified contract will be taxable except to the extent that they represent a partial repayment of the investment in the contract.

The contract offers guaranteed fixed accounts. The guaranteed fixed accounts offer an interest rate that is guaranteed by Jackson National NY for the duration of the guaranteed fixed account period. While your money is in a guaranteed fixed account, the interest your money earns and your principal are guaranteed by Jackson National NY. The value of a guaranteed fixed account may be reduced if you make a withdrawal prior to the end of the guaranteed account period, but will never be less than the premium payments accumulated at 3% per year, less any withdrawal charge, contract maintenance charge or premium tax due. If you choose to have your annuity payments come from the guaranteed fixed accounts, your payments will remain level throughout the entire income phase.

The contract also offers investment divisions. The investment divisions are designed to offer the potential for a higher return than the guaranteed fixed accounts. However, this is not guaranteed. It is possible for you to lose your money. If you put money in the investment divisions, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of the investment divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the investment divisions you choose for the income phase.

As the owner, you can exercise all the rights under the contract. You and your spouse can be joint owners. You can assign the contract at any time during your lifetime but Jackson National NY will not be bound until it receives written notice of the assignment. An assignment may be a taxable event.

The contracts described in this prospectus are flexible premium deferred annuities and may be issued as either individual or group contracts. In those states where contracts are issued as a group contract, references throughout the prospectus to "contract(s)" shall also mean "certificate(s)."

                                   THE COMPANY

Jackson National NY is a stock life insurance company organized under the laws of the state of New York in July 1995. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson National NY is admitted to conduct life insurance and annuity business in the states of New York and Michigan. Jackson National NY is ultimately a wholly owned subsidiary of Prudential PLC (London, England).

Jackson National NY has responsibility for administration of the contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each contract owner and the number and type of contracts issued to each contract owner, and records with respect to the value of each contract.



                          THE GUARANTEED FIXED ACCOUNTS

If you select a guaranteed fixed account, your money will be placed with Jackson National NY's other assets. The guaranteed accounts are not registered with the SEC and the SEC does not review the information we provide to you about the guaranteed accounts. Your contract contains a more complete description of the guaranteed accounts.

                              THE SEPARATE ACCOUNT

The JNLNY Separate Account I was established by Jackson National NY on September 12, 1997, pursuant to the provisions of New York law, as a segregated asset account of the company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the separate account legally belong to Jackson National NY and the obligations under the contracts are obligations of Jackson National NY. However, the contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson National NY may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts Jackson National NY may issue.

The separate account is divided into investment divisions. Jackson National NY does not guarantee the investment performance of the separate account or the investment divisions.

                              INVESTMENT DIVISIONS

You can put money in any or all of the investment divisions; however, you may not allocate your money to more than eighteen investment options plus the guaranteed accounts during the life of your contract. Certain investment divisions may not be available with your contract. The investment divisions purchase shares of the following Series of mutual funds:

JNL Series Trust
        JNL/Alger Growth Series
        JNL/Alliance Growth Series
        JNL/Eagle Core Equity Series
        JNL/Eagle SmallCap Equity Series
        JNL/Janus Aggressive Growth Series
        JNL/Janus Balanced Series
        JNL/Janus Capital Growth Series
        JNL/Oppenheimer Global Growth Series
        JNL/Oppenheimer Growth Series
        JNL/Putnam Growth Series
        JNL/Putnam International Equity Series
        JNL/Putnam Midcap Growth Series
        JNL/Putnam Value Equity Series
        JNL/S&P Conservative Growth Series I
        JNL/S&P Moderate Growth Series I
        JNL/S&P Aggressive Growth Series I
        JNL/S&P Very Aggressive Growth Series I
        JNL/S&P Equity Growth Series I
        JNL/S&P Equity Aggressive Growth Series I
        PPM America/JNL Balanced Series
        PPM America/JNL High Yield Bond Series
        PPM America/JNL Money Market Series
        Salomon Brothers/JNL Global Bond Series
        Salomon Brothers/JNL U.S. Government & Quality Bond Series
        T. Rowe Price/JNL Established Growth Series
        T. Rowe Price/JNL Mid-Cap Growth Series
        T. Rowe Price/JNL Value Series

The Series are described in the attached prospectuses for the JNL Series Trust. Jackson National Asset Management, LLC serves as investment adviser for all of the Series. The sub-adviser for each Series is listed in the following table:

------------------------------------ -------------------------------------------
Sub-Adviser                          Series
------------------------------------ -------------------------------------------
Alliance Capital Management L.P.     JNL/Alliance Growth Series
------------------------------------ -------------------------------------------
Fred Alger Management, Inc.          JNL/Alger Growth Series
------------------------------------ -------------------------------------------
Eagle Asset Management, Inc.         JNL/Eagle Core Equity Series
                                     JNL/Eagle SmallCap Equity Series
------------------------------------ -------------------------------------------
Janus Capital Corporation            JNL/Janus Aggressive Growth Series
                                     JNL/Janus Balanced Series
                                     JNL/Janus Capital Growth Series
                                     JNL/Janus Global Equities Series*
------------------------------------ -------------------------------------------
OppenheimerFunds, Inc.               JNL/Oppenheimer Global Growth Series
                                     JNL/Oppenheimer Growth Series
------------------------------------ -------------------------------------------
Putnam Investment Management, Inc.   JNL/Putnam Growth Series
                                     JNL/Putnam International Equity Series
                                     JNL/Putnam Midcap Growth Series
                                     JNL/Putnam Value Equity Series
------------------------------------ -------------------------------------------
Standard & Poor's Investment         JNL/S&P Conservative Growth Series I
  Advisory Services, Inc.            JNL/S&P Moderate Growth Series I
                                     JNL/S&P Aggressive Growth Series I
                                     JNL/S&P Very Aggressive Growth Series I
                                     JNL/S&P Equity Growth Series I
                                     JNL/S&P Equity Aggressive Growth Series I
------------------------------------ -------------------------------------------
PPM America, Inc.                    PPM America/JNL Balanced Series
                                     PPM America/JNL High Yield Bond Series
                                     PPM America/JNL Money Market Series
------------------------------------ -------------------------------------------
Salomon Brothers Asset               Salomon Brothers/JNL Global Bond Series
  Management Inc                     Salomon Brothers/JNL U.S. Government
                                        & Quality Bond Series
------------------------------------ -------------------------------------------
T. Rowe Price Associates, Inc.       T. Rowe Price/JNL Established Growth Series
                                     T. Rowe Price/JNL Mid-Cap Growth Series
                                     T. Rowe Price/JNL Value Series
------------------------------------ -------------------------------------------

The investment objectives and policies of certain of the Series are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Series may be higher or lower than the result of such other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

A Series performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an investment division with a small asset base. A Series may not experience similar performance as its assets grow.

Depending on market conditions, you can make or lose money in any of the investment divisions that invest in the Series. You should read the prospectuses for the JNL Series Trust and the JNLNY Variable Fund I LLC carefully before investing. Additional Series and investment divisions may be available in the future.

Voting Rights. To the extent required by law, Jackson National NY will obtain from you and other owners of the contracts instructions as to how to vote when the Series solicits proxies in conjunction with a vote of shareholders. When Jackson National NY receives instructions, we will vote all the shares Jackson National NY owns in proportion to those instructions.

Substitution. Jackson National NY may be required to or determine in its sole discretion to substitute a different mutual fund for the one the investment division is currently invested in. We will not do this without any required approval of the SEC. Jackson National NY will give you notice of such transactions.

                                CONTRACT CHARGES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges and expenses are:

Insurance Charges. Each day Jackson National NY makes a deduction for its insurance charges. We do this as part of our calculation of the value of the accumulation units and annuity units. On an annual basis, this charge equals 1.40% of the daily value of the contracts invested in an investment division, after expenses have been deducted. This charge does not apply to the Guaranteed Fixed Accounts.

This charge is for the mortality risks, expense risks and administrative expenses assumed by Jackson National NY. The mortality risks that Jackson National NY assumes arise from our obligations under the contracts:

     o to make income payments for the life of the annuitant during the income phase;

     o to waive the withdrawal charge in the event of your death; and

     o to provide both a standard and a enhanced death benefit prior to the income date.

The expense risk that Jackson National NY assumes is the risk that our actual cost of administering the contracts and the investment divisions will exceed the amount that we receive from the administration charge and the contract maintenance charge.

Contract Maintenance Charge. During the accumulation phase, Jackson National NY deducts a $30 annual contract maintenance charge on each anniversary of the date on which your contract was issued. If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. This charge is for administrative expenses.

Jackson National NY will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Jackson National NY may discontinue this practice at any time.

Transfer Fee. A transfer fee of $25 will apply to transfers in excess of 15 in a contract year. Jackson National NY may waive the transfer fee in connection with pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

Withdrawal Charge. During the accumulation phase, you can make withdrawals from your contract without imposition of a withdrawal charge of:

     o premiums which are not subject to a withdrawal charge (premiums in your annuity for seven years or longer and not previously withdrawn),

     o earnings, and

     o for the first withdrawal of premium of the year, 10% of premium paid that is still subject to a withdrawal charge (not yet withdrawn), less earnings ("free withdrawal").

The contract enhancement will not be recaptured by Jackson National NY if you make a "free withdrawal."

Withdrawals in excess of that will be charged a withdrawal charge starting at 7% in the first year and declining 1% a year to 0% after 7 years. The withdrawal charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National NY treats withdrawals as coming from the oldest premium payment first. If you make a full withdrawal, the withdrawal charge is based on premiums remaining in the contract. If you withdraw only part of the value of your contract, we deduct the withdrawal charge from the remaining value in your contract.

Note: Withdrawals under a non-qualified contract will be taxable on an "income first" basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the contract (any after-tax contributions). In most cases, there will be little or no investment in the contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis.

Jackson National NY does not assess the withdrawal charge on any payments paid out as (1) income payments, (2) death benefits, or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code.

Jackson National NY may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National NY and a prospective purchaser. Jackson National NY may not deduct a withdrawal charge under a contract issued to an officer, director, agent or employee of Jackson National NY or any of its affiliates.

Contract Enhancement Charge. During the first seven contract years, Jackson National NY deducts a contract enhancement charge which is equal, on an annual basis, to 0.425% of the daily net asset value of the contracts invested in an investment division. This charge will also be assessed against any amounts you have allocated to the guaranteed accounts, resulting in a credited interest rate of 0.425% less than the annual credited interest rate that would apply to the guaranteed account if the contract enhancement had not been elected (however, the interest rate will never go below 3%). This charge is only applied if the contract enhancement option is elected.

At a rate of return of 1% or more, the withdrawal value of the contract with a contract enhancement will exceed the withdrawal value of a contract which did not receive a contract enhancement (assuming no recapture charge is assessed).

Recapture Charge. Jackson National NY will take back (recapture) the contract enhancement whenever a withdrawal of the corresponding premium is made (except if it is a free withdrawal), in the event of payments under an income option, or if you return the contract during the free look period, in accordance with the following schedule:

            Contribution Year of Premium Recapture Charge Percentage

            1 and 2                                         3%
            3,4 and 5                                       2%
            6 and 7                                         1%
            After year 7                                    0%

The amount recaptured will be taken from the investment divisions and the guaranteed accounts in the same proportion as the withdrawal charge. The recapture charge is not assessed on amounts withdrawn from (a) premiums in an annuity for seven years or longer and not previously withdrawn, (b) earnings, or
(c) amounts subject to the free withdrawal. The recapture charge is pro-rata and is assessed based on withdrawals of the corresponding premium. The example that follows is purely hypothetical and is for illustrative purposes only.

Example:

        Assume an initial premium of $100,000. A contract enhancement is added and, therefore, the contract value equals $103,000. Assume that four years later, the return (net of charges) is 50%, for a contract value of $154,500. Now assume that you want to withdraw $100,000. (You made no other withdrawals.)

        The $100,000 withdrawal would be determined as follows:
        o$54,500 is earnings, and will be subject neither to the withdrawal charge nor to recapture; o$45,500 is considered to be premium withdrawn.

        In year four, the withdrawal charge percentage is 4%, which, applied to the $45,500, results in a withdrawal charge of $1,820. In addition, the recapture charge percentage is 2% in the fourth year, which results in a recapture charge of $910.

        So, the withdrawal paid to the owner is:
        $54,500 + $45,500 - $1,820 - $910 = $97,270.

For the purpose of calculating the recapture charge upon annuitization, Jackson National NY treats annuitization in the same manner as it treats full withdrawals. The recapture charge percentage is applied to the entire remaining premium in contribution year 7 or earlier that had been credited with a contract enhancement. The example that follows is purely hypothetical and is for illustrative purposes only.

Example:

       Assume an initial premium of $100,000, which is then enhanced to $103,000. Assume that four years later, the return net of charges is 50%, for a Contract Value of $154,500. Now assume that you want to annuitize the contract. (You made no other withdrawals.)

       The annuitization is treated similarly to a full withdrawal, except that no withdrawal charges are applied. The Contract Value at the time of annuitization consists of $54,500 of earnings, and $100,000 of premium.

       No withdrawal charges are applied to the annuitization. The recapture charge percentage is 2% in the fourth year, which results in a recapture charge of $2,000.

       Therefore, the annuity payments will be based on a contract value of:
       $154,500 - $2,000 = $152,500.

Other Expenses. Jackson National NY pays the operating expenses of the Separate Account.

There are deductions from and expenses paid out of the assets of the Series. These expenses are described in the attached prospectuses for the JNL Series Trust.

Premium Taxes. Some governmental entities charge premium taxes or other similar taxes. Jackson National NY is responsible for the payment of these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 4% depending on the state. New York does not currently impose a premium tax on annuity premiums.

Income Taxes. Jackson National NY reserves the right to make a deduction from the contract for any income taxes which it incurs because of the contract. Currently, we are not making any such deduction.

Distribution of Contracts. Jackson National Life Distributors, Inc. is located at 401 Wilshire Boulevard, Suite 1200, Santa Monica, California 90401 and serves as the distributor of the contracts. Jackson National Life Distributors, Inc. and Jackson National NY are wholly owned subsidiaries of Jackson National Life Insurance Company.

Commissions will be paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Under certain circumstances, Jackson National NY may pay bonuses, overrides, and marketing allowances, in addition to the standard commissions. While overrides may vary, they are not expected to exceed .25% of any premium payment. Jackson National NY may under certain circumstances where permitted by applicable law, pay a bonus to a contract purchaser to the extent the broker-dealer waives its commission. Jackson National NY may use any of its corporate assets to cover the cost of distribution, including any profit from the contract insurance charges. Jackson National is affiliated with the following broker-dealers: National Planning Corporation, SII Investments, Inc., IFC Holdings, Inc. D/B/A Invest Financial Corporation and Investment Centers of America, Inc.

                                    PURCHASES
Minimum Initial Premium:

     o $5,000 under most circumstances

     o $2,000 for a qualified plan contract

     o The maximum we accept without our prior approval is $1 million.

Minimum Additional Premiums:

     o $500

     o $50 under the automatic payment plan

     o You can pay additional premiums at any time during the accumulation phase.

The minimum that you may allocate to a guaranteed account or investment division is $100. There is a $100 minimum balance requirement for each guaranteed account and investment division.

Allocations of Premium. When you purchase a contract, Jackson National NY will allocate your premium to one or more of the Allocation Options you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. Jackson National NY will allocate additional premiums in the same way unless you tell us otherwise.

There may be more than eighteen investment options available under the contract; however, you may not allocate your money to more than eighteen investment options plus the guaranteed fixed accounts during the life of your contract.

Jackson National NY will issue your contract and allocate your first premium within 2 business days after we receive your first premium and all information required by us for purchase of a contract. If we do not receive all of the required information, we will contact you to get the necessary information. If for some reason Jackson National NY is unable to complete this process within 5 business days, we will either return your money or get your permission to keep it until we receive all of the required information.

The Jackson National NY business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Capital Protection Program. Jackson National offers a Capital Protection program that a policy owner may request. Under this program, Jackson National will allocate part of the premium to the Guaranteed Fixed Account you select so that such part, based on that Guaranteed Fixed Account's interest rate in effect on the date of allocation, will equal at the end of selected period of 1, 3, 5, or 7 years the total premium paid. The rest of the premium will be allocated to the investment divisions based on your allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium.

For an example of Capital Protection, assume Jackson National receives a premium payment of $10,000 when the interest rate for the 7-year period is 6.75% per year. Jackson National will allocate $6,331 to that guarantee period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the investment divisions you select.

Accumulation Units. The contract value allocated to the investment divisions will go up or down depending on the performance of the divisions. In order to keep track of the value of your contract, Jackson National NY uses a unit of measure called an accumulation unit. During the income phase it is called an annuity unit.

Every business day Jackson National NY determines the value of an accumulation unit for each of the investment divisions. This is done by:

     1. determining the total amount of assets held in the particular investment division;

     2. subtracting any insurance charges and any other charges, such as taxes;

     3. dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make a premium payment, Jackson National NY credits your contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson National NY's business day by dividing the amount of the premium allocated to any investment division by the value of the accumulation unit for that investment division.

                              CONTRACT ENHANCEMENTS

If you elect the contract enhancement option, each time you make a premium payment during the first contract year, Jackson National NY will add an additional amount to your contract. This contract enhancement will equal 3% of your premium payment. Jackson National NY will allocate the contract enhancement to the guaranteed accounts and/or investment divisions in the same proportion as the premium payment allocation. The contract enhancement is an option and is not automatically included. The contract enhancement can be elected when you buy the contract.

The contract enhancement will be recaptured by Jackson National NY during the first seven years of contribution of the premium whenever you make a withdrawal of corresponding premium (except if it is a free withdrawal), if you receive payments under an income option, or if you return the contract during the free look period, in accordance with the recapture charge.

Your contract value will reflect any gains or losses attributable to a contract enhancement described above.

Contract enhancements, and any gains or losses attributable to a contract enhancement, distributed under your contract will be considered earnings under the contract for tax purposes.

Asset-based charges are deducted from the total value of the Separate Account. Therefore, your contract incurs charges on the entire amounts included in the Separate Account, which includes the contract enhancements. As a result, the aggregate asset-based charges assessed will be higher than those that would be charged if the contract did not include the contract enhancement. In addition, for the guaranteed accounts, the contract enhancement charge lowers the credited rate that would apply if the contract enhancement had not been elected. Jackson National NY will recapture contract enhancements as described above. Therefore, it is possible that upon surrender, particularly in a declining market, you will receive less money back than you would have if you had not received the contract enhancement. We expect to profit from certain charges assessed under the contract (i.e., the withdrawal charge, the mortality and expense risk charge and the contract enhancement charge) associated with the contract enhancement.

 TRANSFERS

You can transfer money among the Allocation Options during the accumulation phase, subject to certain terms and conditions. During the income phase, you can transfer money between investment divisions.

You can make 15 transfers every year during the accumulation phase without charge. The minimum amount that you can transfer is $100 (unless the transfer is made under a pre-authorized automatic transfer program). If the remaining value in a guaranteed account or investment division would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

Telephone Transactions. You may make transfers by telephone, unless you elect not to have this privilege. When authorizing a transfer, you must complete your telephone call by the close of Jackson National NY's business day (usually 4:00p.m. Eastern time) in order to receive that day's accumulation unit value for an investment division.

Jackson National NY has procedures, which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National NY and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National NY fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National NY reserves the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

                              ACCESS TO YOUR MONEY

You can have access to the money in your contract:

     o by making either a partial or complete withdrawal, or

     o by electing to receive income payments.

Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive:

     1. the value of the contract on the day you made the withdrawal;

     2. less any premium tax;

     3. less any contract maintenance charge;

     4. less all or a portion of the contract enhancements if the withdrawal is within the first seven years of the contribution of the premium; and

     5. less any withdrawal charge.

Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed fixed account or investment division from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the guaranteed fixed account or investment division.

Your withdrawal request must be in writing. Jackson National NY will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse contract holder monies.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

There are limitations on withdrawals from qualified plans. See "Taxes."

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your contract is still in the accumulation phase. You will have to pay taxes on money you receive. In addition, withdrawals you make before you reach 1/21/2 may be subject to a 10% tax penalty.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

Suspension Of Withdrawals Or Transfers. Jackson National NY may be required to suspend or delay withdrawals or transfers from an investment division when:

     o the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     o trading on the New York Stock Exchange is restricted;

     o an emergency exists so that it is not reasonably practicable to dispose of securities in the Separate Account or determine the division value of its assets; or,

     o the SEC, by order, may permit for the protection of owners.

The applicable rules and regulations of the SEC will govern whether the conditions described in (b) and/or (c) exist. Jackson National NY has reserved the right to defer payment for a withdrawal or transfer from the guaranteed accounts for the period permitted by law, but not more than six months.

                       INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your contract. The income date is the month and year in which those payments begin. The income date must be at least one year after your contract is issued. You can choose the income date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the income date or income option at any time before the income date. You must give us notice 7 days before the scheduled income date. Income payments must begin by your 90th birthday under a non-qualified contract (or an earlier date under a contract if required by law).

At the income date, you can choose whether payments will come from the guaranteed accounts, the investment divisions or both. Unless you tell us otherwise, your income payments will be based on the investment allocations that were in place on the income date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $2,000 to apply toward an income option and state law permits, Jackson National NY may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $20 and state law permits, Jackson National NY may set the frequency of payments so that the first payment would be at least $20.

Income Payments From Investment Divisions. If you choose to have any portion of your income payments come from the investment division(s), the dollar amount of your payment will depend upon three things:

     1. the value in the investment division(s) on the income date;

     2. the 3% assumed investment rate used in the annuity table for the contract; and

     3. the performance of the investment divisions you selected.

Jackson National NY will take back all or a portion of the contract enhancements credited to the contract prior to applying the contract value to an income option if you start receiving income payments within the first seven years after the premium was paid.

Jackson National NY calculates the dollar amount of the first income payment that you receive from the investment divisions. We then use that amount to determine the number of annuity units that you hold in each investment division. The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an investment division by the annuity unit value for that investment division.

The number of annuity units that you hold in each investment division does not change unless you reallocate your contract value among the investment divisions. The annuity unit value of each investment division will vary based on the investment performance of the Series. If the actual net investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal. If the actual net investment performance exceeds the assumed rate, your income payments will increase. Similarly, if the actual net investment performance is less than the assumed rate, your income payments will decrease.

Income  Options.  The annuitant is the person whose life we look to when we make
income  payments.   (Each  description  assumes  that  you  are  the  owner  and annuitant.)

     Option-1 - Life Income. This income option provides monthly payments for your life.

     Option-2 - Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

     Option-3 - Life Annuity With 120 or 240 Monthly Payments Guaranteed. This income option provides monthly payments for the annuitant's life, but with payments continuing to your beneficiary for the remainder of 10 or 20 years (as you select) if you die before the end of the selected period. If the beneficiary does not want to receive the payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

     Option-4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. However, the beneficiary may elect to continue receiving the payments or to receive a single lump sum payment which will be equal to the present value of the remaining payments (as of the date of proof of death) discounted at the assumed investment rate for a variable annuity payout option.

     Additional Option-s - Other income options may be made available by Jackson National NY.

                                  DEATH BENEFIT

The death benefit is calculated as of the date we receive complete claim forms and proof of death from the beneficiary of record.

Death of Owner Before the Income Date. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies and the surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

The death benefit equals the greatest of:

     1.  current contract value;

     2.  the total premiums paid prior to your death, minus the sum of:

         a.   withdrawals and withdrawal charges, and

         b.   premium taxes;

     3. the greatest anniversary value prior to your 86th birthday. The anniversary value is the contract value on the first day of a contract year, less any withdrawals and withdrawal charges, plus any additional premiums since that day.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National NY receives proof of death and payments must begin within one year of the date of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National NY will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.

Death of Owner On or After the Income Date. If you or a joint owner die on or after the income date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death.

Death of Annuitant. If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies on or after the income date, any remaining payments will be as provided for in the income option selected. Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

 TAXES

The following is only general information and is not intended as tax advice to any individual. Additional tax information is included in the SAI. You should consult your own tax adviser as to how these general rules will apply to you if you purchase a contract.

Tax-Qualified and Non-Qualified Contracts. If you purchase the contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as 403(b) contract), or pension and profit-sharing plan (including a 401(k) plans or H.R. 10 Plan) your contract will be what is referred to as a qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the contract prior to purchasing a tax-qualified contract.

If you do not purchase the contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified contract will vary depending on the specific tax rules applicable to your contract and your particular circumstances.

Non-Qualified Contracts - General Taxation. Increases in the value of a non-qualified contract attributable to undistributed earnings are generally not taxable to the contract owner or the annuitant until a distribution (either as a withdrawal or as an income payment) is made from the contract. This tax deferral is generally not available under a non-qualified contract owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person). Also loans based on a non-qualified contract are treated as distributions.

Non-Qualified Contracts - Withdrawals and Income Payments. Any withdrawal from a non-qualified contract is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the contract. A part of each income payment under a nonqualified contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the contract are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified contract. This penalty tax will not apply to any amounts: (1) paid on or after the taxpayer reaches age 1/21/2; (2) paid to a beneficiary after you die; (3) paid if the recipient becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy of the recipient or of the recipient and a beneficiary; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Tax-Qualified Contracts - Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified contracts. These limits and the tax computation rules are summarized in the SAI.

Withdrawals - Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 1/21/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

Withdrawals - Roth IRAs. Subject to certain limitations, individuals may also purchase a new type of non-deductible IRA annuities, known as Roth IRA annuities. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuities for at least five years and, in addition, that the distribution is made either after the individual reaches age 1/21/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

Constructive Withdrawals - Investment Adviser Fees. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings: (i) there was a written agreement providing for payments of the fees solely from the annuity contract, (ii) the contract owner had no liability for the fees and
(iii) the fees were paid solely from the annuity contract to the adviser.

Death Benefits. Any death benefits paid under the contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

Assignment.  An  assignment  of a contract  will  generally be a taxable  event.
Assignments of a tax-qualified contract may also be limited by the Code and ERISA. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of a contract.

Diversification. The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Jackson National believes that the underlying investments are being managed so as to comply with these requirements.

Owner Control. In three Revenue Rulings issued between 1977 and 1982, the Internal Revenue Service (IRS) held that where a contract holder had certain forms of actual or potential control over the investments held under a variable annuity contract, the contract owner had to be treated as the owner of those assets and thus would be taxable on the income and gains produced by those assets. A holder of a contract will not have any of the specific types of control that were described in those Rulings. In addition, in 1999, the IRS announced that it would not apply the holdings of these Rulings to holders of tax-qualified contracts that hold mutual fund shares as investments. However, because of the continuing uncertainty as to the scope and application of these Rulings, Jackson National reserves the right to modify the contract to the extent required to maintain favorable tax treatment.

                                OTHER INFORMATION

Rebalancing.   You  can  arrange  to  have  Jackson  National  NY  automatically reallocate money between investment divisions periodically to keep the blend you select.

Jackson National NY does not currently charge for participation in this program. We may do so in the future.

Free Look. You may return your contract to the selling agent or Jackson National NY within twenty days after receiving it. Jackson National NY will return the contract value in the investment divisions plus any fees and expenses deducted from the premiums allocated to the investment divisions plus the full amount of premiums you allocated to the guaranteed accounts less the contract enhancement applied to your contract. We will determine the contract value in the investment divisions as of the date you mail the contract to us or the date you return it to the selling agent. Jackson National NY will return premium payments where required by law.

Advertising. From time to time, Jackson National NY may advertise several types of performance for the investment divisions.

     o Total return is the overall change in the value of an investment in an investment division over a given period of time.

     o Standardized average annual total return is calculated in accordance with SEC guidelines.

     o Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a series has been in existence longer than the investment division, we may show non-standardized performance for periods that begin on the inception date of the series, rather than the inception date of the investment division.

     o Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the contract maintenance charge and withdrawal charge. The deduction of the contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease. Performance will not reflect contract enhancements applied to the contract.

Market Timing and Asset Allocation Services. Market timing and asset allocation services must comply with Jackson National NY's administrative systems, rules and procedures. Prior to utilizing the market timing and asset allocation services, a market timing agreement which sets forth our rules and procedures must be signed. Because excessive trades in a Series can hurt the series performance and harm contract holders, Jackson National reserves the right to refuse any transfer requests for multiple contracts from a market timing and asset allocation service or other non-contract holder that it believes will disadvantage the series or the contract holders.

Modification of the Contract. Only the President, Vice President, Secretary or Assistant Secretary of Jackson National NY may approve a change to or waive a provision of the contract. Any change or waiver must be in writing. Jackson National NY may change the terms of the contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson National NY.

Legal Proceedings. There are no material legal proceedings, other than ordinary routine litigation incidental to the business, to which Jackson National Life Insurance Company NY is a party.

Jackson National Life Insurance Company ("Jackson National" or "JNL") has been named as a defendant in civil litigation proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale of insurance products. These matters are sometimes referred to as market conduct litigation. The litigation against JNL purports to include purchasers of certain life insurance and annuity products from JNL during the period from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation, and is vigorously defending these actions. A favorable outcome is anticipated, and at this time it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions. IN addition, JNL is a defendant in several individual actions that involve similar issues, including an August 1999 verdict against JNL for 32.5 million in punitive damages. JNL has appealed the verdict on the basis that it is not supported by the facts or the law, and a ruling reversing the judgment is being sought.



--------------------------------------------------------------------------------
Questions. If you have questions about your contract, you may call or write to us at:

     o Jackson National Life NY Annuity Service Center: (800) 599-5651, P.O. Box 0809, Denver, Colorado 80263- 0809

     o Institutional Marketing Group Service Center: (800) 777-7779, P.O. Box 30386, Lansing, Michigan 48909-9692.

--------------------------------------------------------------------------------

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History...........................................2

Services..................................................................2

Purchase of Securities Being Offered......................................3

Underwriters..............................................................3

Calculation of Performance................................................3

Additional Tax Information................................................9

Income Payments; Net Investment Factor ..................................20

Financial Statements ....................................................22

                                   APPENDIX A

Condensed Financial Information

Accumulation Unit Values

The following table shows accumulation unit values at the beginning and end of the periods indicated as well as the number of accumulation units outstanding for each division as of the end of the periods indicated. This information has been taken from the Separate Account's financial statements. This information should be read together with the Separate Account's financial statements and related notes which are in the SAI. The accumulation unit values do not reflect the contract enhancement charge.

-------------------------------------------------------------------------------------------------------------------
Investment Portfolios                 December 31,               December 31,     December 31,
                                          2000                       1999           1998 (a)
-------------------------------------------------------------------------------------------------------------------

JNL/Alger Growth Division
Accumulation unit value:
    Beginning of period                  $14.17                    $10.74              $10.00
    End of period                        $12.10                    $14.17              $10.74
  Accumulation units outstanding
  at the end of period                  971,767                   587,023               3,613

JNL/Alliance Growth Division
Accumulation unit value:
    Beginning of period                  $10.00                    N/A(b)              N/A(b)
    End of period                         $7.83                    N/A(b)              N/A(b)
  Accumulation units outstanding
  at the end of period                  111,099                    N/A(b)              N/A(b)

JNL/Eagle Core Equity Division
  Accumulation unit value:
    Beginning of period                  $11.81                    $10.00              N/A(b)
    End of period                        $11.67                    $11.81              N/A(b)
  Accumulation units outstanding
  at the end of period                  138,938                    71,996              N/A(b)

JNL/Eagle SmallCap Equity Division
Accumulation unit value:
    Beginning of period                  $12.28                    $10.00              N/A(b)
    End of period                        $10.51                    $12.28              N/A(b)
  Accumulation units outstanding
  at the end of period                  172,564                    75,042              N/A(b)

JNL/Janus Aggressive Growth Division
  Accumulation unit value:
    Beginning of period                  $16.90                    $10.00              $10.00
    End of period                        $13.17                    $16.90              $10.00
  Accumulation units outstanding
  at the end of period                1,779,698                   875,270                   0

JNL/Janus Balanced Division
Accumulation unit value:
    Beginning of period                  $10.00                    N/A(b)              N/A(b)
    End of period                        $10.10                    N/A(b)              N/A(b)
  Accumulation units outstanding
  at the end of period                  129,621                    N/A(b)              N/A(b)




(a) The Separate Account commenced operations on November 27, 1998.

(b) These investment divisions had not commenced operations as of the date indicated.


Investment Portfolios                December 31,                December 31,     December 31,
                                          2000                       1999           1998 (a)
-------------------------------------------------------------------------------------------------------------------

JNL/Janus Capital Growth Division
  Accumulation unit value:
    Beginning of period                  $25.05                    $11.34              $10.00
    End of period                        $16.12                    $25.05              $11.34
  Accumulation units outstanding
  at the end of period                1,361,578                   640,394                 398

JNL/Janus Global Equities Division
  Accumulation unit value:
    Beginning of period                  $17.21                    $10.61              $10.00
    End of period                        $13.87                    $17.21              $10.61
  Accumulation units outstanding
  at the end of period                1,039,823                   289,870               2,772

JNL/Putnam Growth Division
Accumulation unit value:
    Beginning of period                  $13.85                    $10.85              $10.00
    End of period                        $11.22                    $13.85              $10.85
  Accumulation units outstanding
  at the end of period                  695,321                   423,138                   0

JNL/Putnam International Equity Division (c)
Accumulation unit value:
    Beginning of period                  $13.23                    $10.15              $10.00
    End of period                        $11.23                    $13.23              $10.15
  Accumulation units outstanding
  at the end of period                  266,204                   106,235                   0

JNL/Putnam Midcap Growth Division
  Accumulation unit value:
    Beginning of period                  $10.00                    N/A(b)              N/A(b)
    End of period                        $10.16                    N/A(b)              N/A(b)
  Accumulation units outstanding
  at the end of period                   54,727                    N/A(b)              N/A(b)

JNL/Putnam Value Equity Division
  Accumulation unit value:
    Beginning of period                   $9.74                     $9.98              $10.00
    End of period                        $10.27                     $9.74               $9.98
  Accumulation units outstanding
  at the end of the period              751,954                   541,720                 991

JNL/S&P Conservative Growth Division I
Accumulation unit value:
    Beginning of period                  $11.00                    $10.00              N/A(b)
    End of period                        $10.67                    $11.00              N/A(b)
  Accumulation units outstanding
  at the end of period                  259,894                   112,158              N/A(b)

JNL/S&P Moderate Growth Division I
Accumulation unit value:
    Beginning of period                  $11.76                    $10.00              N/A(b)
    End of period                        $11.10                    $11.76              N/A(b)
  Accumulation units outstanding
  at the end of period                  374,272                   107,947              N/A(b)




(a) The Separate Account commenced operations on November 27, 1998.

(b) These investment divisions had not commenced operations as of the date indicated.

(c) Prior to May 1, 2000, the JNL/Putnam  International  Equity Division was the
T. Rowe Price/JNL International Equity Investment Division and the management fee was 1.08%.




Investment Divisions                    December 31,             December 31,     December 31,
                                           2000                      1999           1998 (a)
-------------------------------------------------------------------------------------------------------------------

JNL/S&P Aggressive Growth Division I
Accumulation unit value:
    Beginning of period                  $12.11                    $10.00              N/A(b)
    End of period                        $10.83                    $12.11              N/A(b)
  Accumulation units outstanding
  at the end of period                  399,096                    99,418              N/A(b)

JNL/S&P Very Aggressive Growth Division I
  Accumulation unit value:
    Beginning of period                  $12.80                    $10.00              N/A(b)
    End of period                        $10.46                    $12.80              N/A(b)
  Accumulation units outstanding
  at the end of period                   96,855                    15,526              N/A(b)

JNL/S&P Equity Growth Division I
Accumulation unit value:
    Beginning of period                  $13.23                    $10.00              N/A(b)
    End of period                        $11.22                    $13.23              N/A(b)
  Accumulation units outstanding
  at the end of period                  350,150                   110,742              N/A(b)

JNL/S&P Equity Aggressive Growth Division I
  Accumulation unit value:
    Beginning of period                  $13.37                    $10.00              N/A(b)
    End of period                        $11.18                    $13.37              N/A(b)
  Accumulation units outstanding
  at the end of period                  124,653                    47,070              N/A(b)

PPM America/JNL Balanced Division
Accumulation unit value:
    Beginning of period                   $9.86                    $10.00              $10.00
    End of period                        $10.52                     $9.86              $10.00
  Accumulation units outstanding
  at the end of period                  292,695                   189,390                   0

PPM America/JNL High Yield Bond Division
  Accumulation unit value:
    Beginning of period                   $9.99                    $10.02              $10.00
    End of period                         $9.30                     $9.99              $10.02
  Accumulation units outstanding
  at the end of period                  234,345                   183,384               1,014

PPM America/JNL Money Market Division
Accumulation unit value:
    Beginning of period                  $10.33                    $10.02              $10.00
    End of period                        $10.79                    $10.33              $10.02
  Accumulation units outstanding
  at the end of period                  390,287                   110,543                 200

Salomon Brothers/JNL Global Bond Division
  Accumulation unit value:
    Beginning of period                  $10.11                    $10.00              $10.00
    End of period                        $10.69                    $10.11              $10.00
  Accumulation units outstanding
  at the end of the period               81,785                    53,100                   0




(a) The Separate Account commenced operations on November 27, 1998.

(b) These investment divisions had not commenced operations as of the date indicated.




Investment Divisions                  December 31,               December 31,     December 31,
                                          2000                       1999           1998 (a)
-------------------------------------------------------------------------------------------------------------------

Salomon Brothers/JNL U.S. Government & Quality Bond Division
  Accumulation unit value:
    Beginning of period                   $9.70                    $10.09              $10.00
    End of period                        $10.65                     $9.70              $10.09
  Accumulation units outstanding
  at the end of period                  270,579                   157,802               1,005

T. Rowe Price/JNL Established Growth Division
  Accumulation unit value:
    Beginning of period                  $12.50                    $10.00              $10.00
    End of period                        $12.28                    $12.50              $10.00
  Accumulation units outstanding
  at the end of period                  466,612                   268,215                   0

T. Rowe Price/JNL Mid-Cap Growth Division
  Accumulation unit value:
    Beginning of period                  $12.97                    $10.95              $10.00
    End of period                        $13.71                    $12.97              $10.95
  Accumulation units outstanding
  at the end of period                  476,086                   170,064                   0

T. Rowe Price/JNL Value Division
  Accumulation unit value:
    Beginning of period                  $10.00                    N/A(b)              N/A(b)
    End of period                        $11.00                    N/A(b)              N/A(b)
  Accumulation units outstanding
  at the end of period                   35,883                    N/A(b)              N/A(b)





(a) The Separate Account commenced operations on November 27, 1998.

(b) These investment divisions had not commenced operations as of the date indicated.



----------------
1 See "Contract Charges"

* The JNL/Janus Global Equities Series (the "Series") is not available as an investment option. However, the Series is only available as an underlying series of the JNL/S&P Conservative Growth Series I, the JNL/S&P Moderate Growth Series I, the JNL/S&P Aggressive Growth Series I, the JNL/S&P Very Aggressive Growth Series I, the JNL/S&P Equity Growth Series I and the JNL/S&P Equity Aggressive Growth Series I. The JNL/Janus Global Equities Series total annual expenses were 1.05%.

* The JNL/Janus Global Equities Series (the "Series") is not available as an investment option. However, the Series is only available as an underlying series of the JNL/S&P Conservative Growth Series I, the JNL/S&P Moderate Growth Series I, the JNL/S&P Aggressive Growth Series I, the JNL/S&P Very Aggressive Growth Series I, the JNL/S&P Equity Growth Series I and the JNL/S&P Equity Aggressive Growth Series I. The JNL/Janus Global Equities Series total annual expenses were 1.05%.